LOTUS pharmaceuticals

## Company Description

Through two affiliated operating companies in China, Lotus Pharmaceuticals, Inc. and its subsidiary (the "Group") are mainly engaged in the manufacturing, distribution, and contract research of pharmaceuticals in China. The Group's manufacturing facilities comprise solid dosage workshops with an annual capacity of 1 billion tablets, 800 million capsules, and 600 bags of granule. In addition to the distribution of its own brand pharmaceuticals, the Group generates about 30% of wholesale drug revenues from the distribution of other drugs as a wholesaler. It also operates 10 retail pharmacies in Beijing.

## Highlights

- Significant marketing and distribution channels addressing the hospital markets
- Well established product portfolio
- Strong pipeline of branded generics and innovative pharmaceuticals in the leading therapeutic classes in China
- China's tremendous industry growth potential
- High growth and increasing return: net income increased over 100% YoY in the most recent past year and and is expected to do so in the current year
- Extensive management experience in the industry

## Industry Overview

**Fastest growing pharmaceutical market in the world**

- China is the world's ninth largest pharmaceutical market with CAGR of 13.6% from 2005 to 2010

**Popularity of generics**

- China's economic transformation has been accompanied by a gradual decline in government spending on social services, with the burden of payment on healthcare increasingly shouldered by the individuals.
- At less than $15, China's annual per capita expenditure on pharmaceuticals is among the lowest in the world
- To meet the demand for low-cost drugs, 30% of the market is served by domestic manufacturers who produce almost exclusively (97%) generics

**Hospitals dominate the wholesale market**

- ~80% of drugs are distributed through hospitals, and the remaining 20% are sold through pharmacies
- Hospitals in China depend on drug sales for more than 80% of their revenues

**Complex distribution system absorbs a large portion of the industry's profit margin**

- The nation's vast geography and the traditional state-owned drug distribution system that emphasizes provincial and local networks have made it difficult for industry to build a true national distribution system
- Drug makers now offer significant profit margins to the almost 10,000 national and regional wholesalers, the middlemen, to sell to the hospital market

**Prospering retail pharmacies**

- China's OTC drug market is growing at a rate of 30% annually and expected to become the world's 5th largest by 2010
- Central government is strongly encouraging the development of retail pharmacies to limit over-prescription, to reduce exorbitant hospital mark-ups, and to fight against corruption
- Domestic pharmaceutical companies have begun to build chain store networks through acquisition

**Market leader yet to emerge**

- China's pharmaceutical market is highly fragmented
- Lack of R&D is a key reason for the absence of a true national leader in the industry

## History & Development

- **1999** -- Beijing Liang Fang Pharmaceutical Co., Ltd. and Beijing En Ze Jia Shi Pharmaceutical Co., Ltd were founded by Mr. Liu Zhong Yi to be principally engaged in the distribution of drugs via the Group's wholesale and retail channels
- **2001** -- Acquired the relevant technology and obtained the SFDA approval for its first branded drug (Valsartan, or Mai Xin)
- **2002** -- Initiated pharmaceutical R&D programs
- **2004** -- First self-developed drug (Gatifloxacin Lactate Injection, or Jun Xin) was approved by the SFDA
- **2004** -- Started R&D on a Class One innovative drug (Rabeprazole Sodium for Injection)
- **August 2006** – Lotus Pharmaceuticals was formed via a reverse takeover and became listed on the OTCBB
- **February 2007** -- Raised $3 million by issuing secured convertible notes at the conversion price of $1and the coupon rate of 14.0% per annum

## Competitive Strengths

- Established networks addressing hospitals market
  - 100+ sales persons and 300+ distributors covering 1000+ hospitals in 28 provinces
  - Distribute directly to 40+ hospitals (Class 2A and above) in Inner Mongolia, Anhui, Beijing, Hebei, and Shanghai, which account for >50% of total wholesale revenue
  - Inner Mongolia, where the Group now has penetrated into majority of hospitals (Class 2A and above), accounts for >30% of total wholesale revenue
- Well established product portfolio
  - 4 drugs, Mai Xin, Mu Xin, Jun Xin and Ni Mai Jiao Lin, account for approximately 65% of the total revenue
  - > 8,000 drugs are sold through the Group's distribution platform
- Strong pipeline of 20 branded generics and innovative drugs in the top therapeutic classes: anti-infective, gastrointestinal, cardiovascular, and hormone drugs.
  - These classes currently comprise 83% of the total Chinese pharmaceutical market (45%, 14%, 12%, and 12%, respectively)
- Successful management team that has engineered rapid organic growth
  - Increased revenues and profits over 100% from 2005 to 2006
  - Positioned to maintain this growth rate through 2007

## Growth Strategy

- **An R&D portfolio comprising branded generics and innovated products.** The Group will supplement the development of branded generics with increased efforts in the R&D of innovative products. Cardiovascular and hormone agents are identified as its strategic focus.
- **Market penetration.** The Group is already an important player in Inner Mongolia and Anhui. Beijing is the next target geographic market to penetrate.
- **Direct Sales.** To maintain better control and profitability, the Group will be committed to gradually building an internal sales force to address the key geographic hospital markets directly without relying on distributors.
- **Retail Pharmacies.** To participate in the growing drug retail market segment and to build a better brand recognition, the Group plans to establish a significant retail pharmacy presence in Beijing.
- **Expand through acquisitions as well as through organic growth.** The Group plans to pursue two types of targets: (1) companies with late-stage clinical products, technologies or suitable businesses that complement the Group's expansion strategies and the existing products and products under development; and (2) distribution channels that directly reach the hospital markets in regions with high barriers to entry (e.g. Beijing, Shanghai and Guangzhou).

## Management

**Liu Zhong Yi**, Chairman of the Board and Founder
-Established the Research Center of Space Flight Biological Engineering Technology while working for the Chinese Government in 1992
-Entered the private sector four years later by starting his first pharmaceutical company in Beijing
-Earned Master's Degree in Beijing hospitals

**Adam Wasserman**, Chief Financial Officer
-CEO of CFO Oncall, Inc. since October 1999
-Audit manager at American Express Tax & Business in Fort Lauderdale, Florida from June 1991 to September 1999
-Senior auditor and staff accountant with Deloitte & Touche, LLP from June 1986 to May 1991
-Member of The American Institute of CPAs

**Ian Ashley**, Director
-Worked in Research and Development for Merck & Co.with focus on hypertension and calcium channel blockers
-Attending Physician at Providence Hospital in Waco, Texas since 2002

**Li Ping**, Director
-Salesman and deputy manager of sales department of Beijing Dongcheng Medicine Wholesale Company from 1984-1999
-Graduate of the Beijing Medical School, apothecary

**Liu Jin**, Director
-Accountant for the Finance Bureau of Liangcheng County from 1958-1970
-Graduated from the Middling Finance School of Wulanchabu City of Inner Mongolia

**Mel Rothberg**, Director
-Chairman and CEO of Advanced Processing and Imaging, CEO of Dharma Biomedical and CEO of Rothberg Associates, Inc since October 2005
-From 1998 to 2005, Executive Vice President, Operations of Viragen Inc. and Director of Viragen International Inc.
-Vice President of Manufacturing and Business Development for Althin Medical

**Caeli Widger**, Director
-Has directed large-scale staffing projects Since April 2000
-Holds BA from Wellesley College and MFA from the University of Montana

**Xian Xuemei**, Director
-Clinical pharmacist of Chengdu Spaceflight Hospital from 1997 to 2000
-Responsible for medical quality inspections at Liang Fang Pharmacy Co since 2001

## Financial Highlights

***Balance Sheet Extracts***

| (In US$ 000) | 12/31/2006 | 9/30/2007 |
|---|---|---|
| Cash | $2.09 | $6.19 |
| Total Assets | $20.60 | $30.22 |
| Total Liabilities | $8.84 | $10.04 |
| Total Equity | $11.77 | $20.18 |

***Selected Ratios***

| | 12/31/2006 | 9/30/2007 |
|---|---|---|
| A/R Turnover | 4.98x | 2.40x |
| Inventory Turnover | 8.46x | 26.70x |
| Fixed Asset Turnover | 6.23x | 6.16x |
| Debt/Equity | 75.10% | 49.74% |
| Gross Margin | 26.70% | 39.60% |
| EBIT | 12.20% | 24.94% |
| Net Income | 11.30% | 15.93% |

***Income Statement Extracts***


Income Statement Extracts
In Millions of US$
40.00
35.00
30.00
25.00
20.00
15.00
10.00
5.00
0.00
2005
2006
2007 (Through 9/30)
18.35
36.21
37.65
3.76
9.69
14.91
0.61
4.43
7.73
1.83
4.10
6.00
Total Revenues
Gross Profit
EBIT
Net Income

### Forward-Looking Statements

Some of the statements in this Summary Information constitute forward-looking statements. These statements relate to future events or future financial performance, and are identified by words such as "may," "will," "should," "expect," "scheduled," "plan," "intend," "anticipate," "believe," "estimate," "potential," or "continue" or the negative of such terms or other similar words. However, these statements are only anticipations. Actual events or results may differ materially. Risks that might lead to actual events or results other than those described in forward looking statements are set forth in the Company's Annual Report on Form 10-K.